UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2007

CSK Auto Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

645 E. Missouri Ave., Suite 400, Phoenix, Arizona		85012
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-265-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 26, 2007, CSK Auto Corporation (the "Company") received notice that the New York Stock Exchange (the "NYSE" or "Exchange") granted the Company an extension for continued listing and trading on the Exchange for up to an additional two months, until April 30, 2007, to allow the Company additional time to complete and file its Annual Report on Form 10-K for the year ended January 29, 2006 with the Securities and Exchange Commission. As previously announced in November 2006, the Exchange had granted the Company an extension for continued listing and trading through February 28, 2007. In accordance with the NYSE listing rules, the extension is subject to review by the NYSE on an ongoing basis.

A copy of the press release issued on February 28, 2007, announcing the extension is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated February 28, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

March 1, 2007	By:	Randi V. Morrison

Name: Randi V. Morrison
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 28, 2007.